UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Financial Officer.

On December 15, 2015, John A. Kallassy submitted his resignation, effective December 15, 2015, as Chief Financial Officer of Jaguar Animal Health, Inc. (the “Company”).

(c) Appointment of Chief Financial Officer.

On December 15, 2015, the Company’s Board of Directors (the “Board”) appointed Karen Wright as the Company’s new Chief Financial Officer, effective December 15, 2015. Prior to joining the Company, Ms. Wright, age 60, served as head of finance for Clene Nanomedicine, Inc., beginning in August 2014.  From June 2011 to May 2014, Ms. Wright served as vice president of finance and corporate controller at Veracyte, Inc., and from 2006 to 2011, she served as vice president of finance, corporate controller and principal accounting officer of VIA Pharmaceuticals, Inc.

On October 13, 2015, the Company entered into an offer letter (the “Letter”) with Ms. Wright, effective November 9, 2015 (the “Start Date”), in an at-will capacity.  Under this offer letter, Ms. Wright’s annual base salary is $240,000, she is eligible for an annual target bonus of 25% of her base salary, and she is eligible to participate in the employee benefit plans that the Company offers to its other employees. Subject to approval by the Company’s Board of Directors and stockholders, Ms. Wright will be eligible to receive a grant of options to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2014 Equity Incentive Plan (the “Stock Options”).  The Stock Options will have an exercise price equal to the fair market value of the Company’s common stock on the date upon which the Stock Options are granted. The Stock Options vest as follows: twenty five percent (25%) of the Stock Options upon the last day of the month that is nine months after the Start Date, and then, at the rate of 1/36th of the Stock Options each month over a period of twenty seven (27) months, on the last day of each month. In the event of a change in control, as defined in the Letter, the vesting of all outstanding awards granted to Ms. Wright under the 2014 Equity Incentive Plan will accelerate if Ms. Wright’s position is eliminated or Ms. Wright is not offered new employment terms that are substantially the same as the terms of her then-current position with the Company.

The description of the Letter is not complete and is qualified in its entirety by reference to the full text of the Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release, dated December 16, 2015 announcing Mr. Kallassy’s resignation and Ms. Wright’s appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description
10.1	Offer Letter by and between Jaguar Animal Health, Inc. and Karen Wright.
99.1	Press Release of Jaguar Animal Health, Inc., dated December 16, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: Chief Executive Officer and President

Date: December 18, 2015

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